Fourth Quarter 2005 Earnings Conference Call January 25, 2006 Sunoco Logistics Partners L.P.

Forward-Looking Statement You should review this slide presentation in conjunction with the fourth quarter 2005 earnings conference call for Sunoco Logistics Partners L.P., held on January 25, 2006 at 9:00 a.m. EDT. You may listen to the audio portion of the conference call on this website. An audio recording also will be available after the call's completion by dialing 1-877-297-3442. International callers should dial 1-706-643-1335. Please enter Conference ID #3976340. During the call, those statements we make that are not historical facts are forward-looking statements. Although we believe the assumptions underlying these statements are reasonable, investors are cautioned that such forward-looking statements involve risks that may affect our business prospects and performance, causing actual results to differ from those discussed during the conference call. Such risks and uncertainties include, among other things: our ability to successfully consummate announced acquisitions and integrate them into existing business operations; the ability of announced acquisitions to be cash-flow accretive; increased competition; changes in the demand both for crude oil that we buy and sell, as well as for crude oil and refined products that we store and distribute; the loss of a major customer; changes in our tariff rates; changes in throughput of third-party pipelines that connect to our pipelines and terminals; changes in operating conditions and costs; changes in the level of environmental remediation spending; potential equipment malfunction; potential labor relations problems; the legislative or regulatory environment; plant construction/repair delays; and political and economic conditions, including the impact of potential terrorist acts and international hostilities. These and other applicable risks and uncertainties are described more fully in our September 30, 2005 Quarterly Report on Form 10-Q, filed with the Securities and Exchange Commission on November 3, 2005. We undertake no obligation to update publicly any forward-looking statements whether as a result of new information or future events. 2

Q4 2005 Milestones Fourth quarter 2005 net income of $15.0 million or $0.56 per L.P. unit, as compared to $14.7 million or $0.57 per L.P. unit in the prior year's quarter Net income adversely impacted by $5.7 million of Hurricane costs and the Western headquarters' move Hurricane costs of $4.3 million Houston move costs of $1.4 million Total Q3 and Q4 2005 unusual costs of $9.8 million Total increased distribution of $[ ] ($[ ] annualized) per unit to $[ ] ($[ ] annualized), a [ ] percent increase over the prior quarter's distribution Tenth distribution increase over the past eleven quarters [ ] percent increase over prior year's fourth quarter distribution We announced acquisition of a 29.8% interest in Mesa Pipe Line, bringing our total interest to 37% Announced acquisition of Texas crude oil pipeline system from Black Hills Energy, Inc. in January 2006 Presented $99 million organic growth program for 2006-2007 period, generating $28 million in pre- financing cash flows (1) 3 (1) $28 million of pre-financing cash flows associated with the Partnership's organic growth projects consist of $37 million of revenue in excess of $9 million in direct operating costs. These costs do not include indirect, debt or equity financing costs.

Q4 2005 Financial Highlights ($ in millions, unaudited) 4 Three Months Ended December 31, Three Months Ended December 31, Three Months Ended December 31, Year Ended December 31, Year Ended December 31, Year Ended December 31, 2005 2004 2005 2004 Sales and other operating revenue Other income $ 1,143.7 2.5 $1,031.8 2.9 $ 4,482.6 14.3 $ 3,451.3 13.9 Total Revenues 1,146.2 1,034.7 4,496.9 3,465.2 Cost of products sold and operating expenses Depreciation and amortization Selling, general and administrative expenses Total costs and expenses 1,102.6 9.4 14.6 1,126.7 994.3 8.4 12.2 1,014.8 4,326.7 33.8 53.0 4,413.6 3,307.5 31.9 48.4 3,387.9 Operating income Net interest expense 19.5 4.5 19.9 5.2 83.3 20.2 77.4 20.3 Net Income $ 15.0 $ 14.7 $ 63.1 $ 57.0

Q4 2005 Financial Highlights 5 (amounts in millions, except unit and per unit amounts, unaudited) Three Months Ended December 31, Three Months Ended December 31, Three Months Ended December 31, Year Ended December 31, Year Ended December 31, Year Ended December 31, 2005 2004 2005 2004 Calculation of Limited Partners' interest: Net Income Less: General Partner's interest $ 15.0 (0.5) $ 14.7 (0.9) $ 63.1 (3.3) $ 57.0 (2.8) Limited Partners' interest in Net Income $ 14.5 $ 13.8 $ 59.9 $ 54.2 Net Income per Limited Partner unit: Basic $ 0.56 $ 0.57 $ 2.42 $ 2.29 Diluted $ 0.56 $ 0.57 $ 2.40 $ 2.27 Weighted average Limited Partners' units outstanding (in thousands): Basic 25,769 23,989 24,784 23,666 Diluted 25,933 24,268 24,954 23,907

Eastern Pipeline System (amounts in millions, unless otherwise noted, unaudited) 6 Three Months Ended December 31, Three Months Ended December 31, Three Months Ended December 31, Year Ended December 31, Year Ended December 31, Year Ended December 31, 2005 2004 2005 2004 Financial Highlights Sales and other operating revenue Other income $ 25.4 2.3 $ 26.0 2.1 $ 96.7 11.8 $ 97.4 11.7 Total Revenues 27.6 28.1 108.4 109.1 Operating expenses Depreciation and amortization Selling, general and administrative expenses 12.8 2.7 4.4 11.1 2.9 4.5 47.0 10.5 18.6 45.8 11.0 18.0 Operating income $ 7.8 $ 9.6 $ 32.3 $ 34.3 Operating Highlights(1) Total shipments (mm barrel miles per day) (2) Revenue per barrel mile (cents) 60.1 0.459 63.2 0.446 56.9 0.469 59.2 0.450 (1) Excludes amounts attributable to equity ownership interests in the corporate joint ventures. (2) Represents total average daily pipeline throughput multiplied by the number of miles of pipeline through which each barrel has been shipped.

Terminal Facilities (amounts in millions, unless otherwise noted, unaudited) 7 Three Months Ended December 31, Three Months Ended December 31, Three Months Ended December 31, Year Ended December 31, Year Ended December 31, Year Ended December 31, 2005 2004 2005 2004 Financial Highlights Total Revenues $ 29.5 $ 27.8 $ 113.8 $ 106.0 Operating expenses Depreciation and amortization Selling, general and administrative expenses 12.6 3.8 4.2 12.4 4.0 3.3 48.6 15.1 14.4 45.0 15.1 13.0 Operating income $ 9.0 $ 8.1 $ 35.8 $ 32.8 Operating Highlights Terminal throughput (000's bpd) Refinery terminals(1) Nederland terminal Refined product terminals 721.1 466.4 400.3 691.1 473.0 388.8 702.2 457.7 389.5 685.4 487.8 340.7 (1) Consists of the Partnership's Fort Mifflin Terminal Complex, the Marcus Hook Tank Farm and the Eagle Point Dock.

Western Pipeline System 8 Excludes amounts attributable to equity ownership interest in the corporate joint venture. Includes results from the Partnerships' Texas crude oil pipeline system from the acquisition date, August 1, 2005. Represents total segment sales and other operating revenue minus cost of products sold and operating expenses and depreciation and amortization divided by crude oil pipeline throughput. (amounts in millions, unless otherwise noted, unaudited) Three Months Ended December 31, Three Months Ended December 31, Three Months Ended December 31, Year Ended December 31, Year Ended December 31, Year Ended December 31, 2005 2004 2005 2004 Financial Highlights Sales and other operating revenue Other income $ 1,088.8 0.2 $ 978.1 0.8 $ 4,272.2 2.4 $ 3,247.9 2.2 Total Revenues 1,089.0 978.8 4,274.6 3,250.1 Cost of products sold and operating expenses 1,077.3 970.8 4,231.1 3,216.7 Depreciation and amortization 3.0 1.5 8.3 5.8 Selling, general and administrative expenses 6.0 4.4 20.1 17.3 Operating income $ 2.7 $ 2.2 $ 15.2 $ 10.3 Operating Highlights(1)(2) Crude oil pipeline throughput (000's bpd) 416.1 299.6 356.1 298.8 Crude oil purchases at wellhead (000's bpd) 178.3 187.1 186.2 186.8 Gross margin per barrel of pipeline throughput (cents)(3) 23.7 21.1 25.7 23.2

Q4 2005 Financial Highlights 9 (amounts in millions, unaudited) Three Months Ended December 31, Three Months Ended December 31, Three Months Ended December 31, Year Ended December 31, Year Ended December 31, Year Ended December 31, 2005 2004 2005 2004 Capital Expenditure Data Maintenance capital expenditures $ 12.6 $ 14.2 $ 31.2 $ 30.8 Expansion capital expenditures 35.3 16.0 151.3 64.8 Total $ 47.9 $ 30.2 $ 182.5 $ 95.6 Reimbursements Under Agreements with Sunoco $ 7.2 $ 4.0 $ 8.0 $ 7.0 December 31, 2005 December 31, 2004 Balance Sheet Data (at period end) Cash and cash equivalents $ 21.6 $ 52.7 Total debt 355.6 313.3 Total Partners' Capital 524.8 460.6